PROSPECTUS

FRANKLIN
MICROCAP VALUE FUND

FRANKLIN VALUE INVESTORS TRUST

      INVESTMENT STRATEGY

      GROWTH & INCOME O VALUE

MARCH 1, 1999
as amended September 15, 1999

[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    CONTENTS

                                    THE FUND

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INFORMATION ABOUT THE FUND
 YOU SHOULD KNOW BEFORE INVESTING
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                                    2     Goal and Strategies

                                    4     Main Risks

                                    9     Performance

                                    10    Fees and Expenses

                                    11    Management

                                    13    Distributions and Taxes

                                    14    Financial Highlights

                                    YOUR ACCOUNT

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INFORMATION ABOUT SALES
 CHARGES, ACCOUNT TRANSACTIONS
 AND SERVICES
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                                    15    Sales Charges

                                    18    Buying Shares

                                    20    Investor Services

                                    23    Selling Shares

                                    25    Account Policies

                                    28    Questions

                                    FOR MORE INFORMATION
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WHERE TO LEARN MORE ABOUT THE FUND
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                                          Back Cover

THE FUND

GOAL AND STRATEGIES

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GOAL The fund's principal investment goal is high total return, of which capital appreciation and income are components.

PRINCIPAL INVESTMENTS The fund will normally invest primarily in equity securities of companies with market capitalization under $200 million that the fund's manager believes are undervalued in the marketplace relative to underlying asset values and possess the potential for significant capital appreciation. Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks, preferred stocks and convertible securities.

A company may be undervalued as a result of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. The types of companies the fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or, in certain cases, bankruptcy.

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The fund normally invests at least 65% of total assets in securities of companies with market capitalization under $200 million that the fund's manager believes are undervalued in the marketplace relative to underlying asset values and possess the potential for significant capital appreciation. The fund may invest up to 35% of its assets in securities of companies with similar characteristics but that have market capitalization over $200 million. [End callout]

In choosing investments, the manager conducts an in-depth analysis of a company's balance sheet. The equity securities of a company bought by the fund will typically be purchased at prices below the book value of the company. In addition to book value, the manager may consider a variety of other factors in choosing an investment, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products, and other factors that may identify the issuer as a potential turnaround candidate or takeover target.

The fund may invest up to 25% of total assets in foreign securities. Depending upon current market conditions, the fund may invest a portion of its assets in debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

The fund is designed for long-term investors and not as a trading vehicle. It is not intended as a complete investment program. You should consider how well the fund fits your individual investment goals as well as your other investments before you buy.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in securities of companies that the manager believes are undervalued in the marketplace relative to underlying asset values.

MAIN RISKS

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STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

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Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
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SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

VALUE INVESTING The fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. There is always the possibility that the manager may be incorrect in its assessment of a particular industry or company or that the manager may not buy these securities at their lowest possible prices or sell them at their highest.

Cyclical stocks in which the fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and during economic downturns they may not have sufficient cash flow to pay their debt obligations and may have difficulty finding additional financing needed for their operations.

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares. The fund, however, intends to meet certain tax diversification requirements.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY. To the extent the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

INTEREST RATE When interest rates rise, debt security prices fall. When interest rates fall, debt security prices rise. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 11 for more information.

More detailed information about the fund, its policies (including temporary investments), risks and bond ratings can be found in the fund's Statement of Additional Information (SAI).

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Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
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PERFORMANCE

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This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past three calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS1

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BEST
QUARTER:
Q3 '97
17.05%

WORST
QUARTER:
Q3 '98
-18.41%
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96         97      98
27.11%     27.71%  -6.76%


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                                            SINCE
                                                          INCEPTION
                                            1 YEAR       (12/12/95)

Franklin MicroCap Value Fund2              -12.12%         12.87%
Wilshire Small Companies Value Index3       -4.87%         13.41%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 1999, the fund's year-to-date return was 5.18%.

2. Figures reflect sales charges.

All fund performance assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal. The unmanaged Wilshire Small Companies Value Index excludes companies with high price/earnings ratios, low yields, or high price/book ratios. The index is selected from the Wilshire 2500 universe, includes companies that have market capitalizations of at least $70 million, and contains approximately 200 securities. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

FEES AND EXPENSES

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This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) as a percentage of offering price 5.75%
Load imposed on purchases                                     5.75%
Maximum deferred sales charge (load)                          None 1
Exchange fee                                                  None

Please see "Sales Charges" on page 15 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management fees                                              0.75%
Distribution and service (12b-1) fees2                       0.25%
Other expenses                                               0.20%
                                                             -----
Total annual fund operating expenses3                        1.20%
                                                             =====

1. Except for investments of $1 million or more (see page 15) and purchases by certain retirement plans without an initial sales charge.

2. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

3. The fund's total annual fund operating expenses differ from the ratio of expenses to average net assets shown on page 14 due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 YEAR     3 YEARS   5 YEARS   10 YEARS
      $690 1      $934    $1,197      $1,946

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

MANAGEMENT

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Franklin Advisory Services, LLC (Advisory Services), One Parker Plaza, Ninth
Floor, Fort Lee, New Jersey 07024, is the fund's investment manager. Together, Advisory Services and its affiliates manage over $225 billion in assets.

The team responsible for the fund's management is:

BRUCE C. BAUGHMAN, SENIOR VICE PRESIDENT OF ADVISORY SERVICES
Mr. Baughman has been a manager of the fund since inception. He joined the Franklin Templeton Group in 1988.

WILLIAM J. LIPPMAN, PRESIDENT OF ADVISORY SERVICES
Mr. Lippman has been a manager on the fund since inception and has more than 30 years' experience in the securities industry. He joined the Franklin Templeton Group in 1988.

GERARD P. SULLIVAN, SENIOR VICE PRESIDENT OF ADVISORY SERVICES
Mr. Sullivan has been a manager on the fund since 1998. Previously, he was a portfolio manager for SunAmerica Asset Management and Texas Commerce Investment Management & Co.

MARGARET MCGEE, VICE PRESIDENT OF ADVISORY SERVICES
Ms. McGee has been a manager on the fund since inception. She joined the Franklin Templeton Group in 1988.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.75% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

DISTRIBUTIONS AND TAXES

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INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least quarterly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

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Backup Withholding

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

FINANCIAL HIGHLIGHTS

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This table presents the fund's financial performance since its inception.
This information has been audited by PricewaterhouseCoopers LLP.


                                                  YEAR ENDED OCTOBER 31,
                                             1998            1997        1996 1

PER SHARE DATA ($)
Net asset value, beginning of year           24.29           18.44       15.00
 Net investment income (loss)                 (.02)           (.01)        .14
 Net realized and unrealized gains (losses)  (2.51)           6.33        3.41
                                            ----------------------------------
Total from investment operations             (2.53)           6.32        3.55
                                            ----------------------------------
 Dividends from net investment income         (.01)           (.07)       (.11)
 Distributions from net realized gains       (1.48)           (.40)           -
                                            -----------------------------------
Total distributions                          (1.49)           (.47)       (.11)
                                            -----------------------------------
Net asset value, end of year                 20.27           24.29       18.44
                                            ==================================

Total return (%)2                           (10.95)          35.05       23.72

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)         175,635         191,638     119,664
Ratios to average net assets: (%)
 Expenses                                     1.21            1.22        1.24 3
 Net investment income (loss)                 (.11)           (.05)       1.28 3
Portfolio turnover rate (%)                  31.91           21.33       14.15


1. For the period December 12, 1995 (effective date) to October 31, 1996.

2. Total return does not include sales charges, and is not annualized.

3. Annualized.

YOUR ACCOUNT

SALES CHARGES

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                             THE SALES CHARGE
                            MAKES UP THIS % OF WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT THE OFFERING PRICE   YOUR NET INVESTMENT

Under $50,000                      5.75                  6.10
$50,000 but under $100,000         4.50                  4.71
$100,000 but under $250,000        3.50                  3.63
$250,000 but under $500,000        2.50                  2.56
$500,000 but under $1 million      2.00                  2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 16), you can buy shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

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The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 21 for exchange information).

DISTRIBUTION AND SERVICE (12B-1) FEES The fund has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.25% per year to those who sell and distribute the fund's shares and provide other services to shareholders. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of fund shares.

The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

o Cumulative Quantity Discount - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

    TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

Certain Franklin Templeton Funds offer multiple share classes not offered by this fund. For purposes of this privilege, the fund's shares are considered Class A shares.

If you paid a CDSC when you sold your Class A shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Fund shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC also may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

BUYING SHARES

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MINIMUM INVESTMENTS

                                       INITIAL       ADDITIONAL
REGULAR ACCOUNTS                      $1,000               $50
UGMA/UTMA ACCOUNTS                      $100               $50
Retirement accounts               no minimum        no minimum
(other than IRAs,
 IRA rollovers,
 EDUCATION IRAS OR ROTH IRAS)
IRAs, IRA rollovers,
 EDUCATION IRAS OR ROTH IRAS            $250               $50
--------------------------------------------------------------
Broker-dealer sponsored
 WRAP ACCOUNT PROGRAMS                  $250               $50
--------------------------------------------------------------
Full-time employees, officers,
 trustees and directors of
Franklin Templeton entities,
 AND THEIR IMMEDIATE FAMILY MEMBERS     $100               $50
--------------------------------------------------------------

Certain Franklin Templeton Funds offer multiple share classes not offered by this fund. Please note that for selling or exchanging your shares, or for other purposes, the fund's shares are considered Class A shares. Before January 1, 1999, the fund's shares were considered Class I shares.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES

                        OPENING AN ACCOUNT   ADDING TO AN ACCOUNT
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[Insert graphic of      Contact your         Contact your
hands shaking]          investment           investment
THROUGH YOUR            representative       representative
INVESTMENT
REPRESENTATIVE

---------------------------------------------------------------------
[Insert graphic of      Make your check      Make your check
three lightning bolts]  payable to Franklin  payable to Franklin
BY MAIL                 MicroCap Value Fund. MicroCap Value Fund.
                                             Include your account
                        Mail the check and   number on the check.
                        your signed
                        application to       Fill out the deposit
                        Investor Services.   slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the fund
                                             name, and your account
                                             number.

                                             Mail the check and
                                             deposit slip or note
                                             to Investor Services.

---------------------------------------------------------------------
[Insert graphic of      Call to receive a    Call to receive a wire
three lightning bolts]  wire control number  control number and
BY WIRE                 and wire             wire instructions.
                        instructions.
1-800/632-2301                               To make a same day
(or 1-650/312-2000      Wire the funds and   wire investment,
collect)                mail your signed     please call us by 1:00
                        application to       p.m. pacific time and
                        Investor Services.   make sure your wire
                        Please include the   arrives by 3:00 p.m.
                        wire control number
                        or your new account
                        number on the
                        application.

                        To make a same day
                        wire investment,
                        please call us by
                        1:00 p.m. pacific
                        time and make sure
                        your wire arrives
                        by 3:00 p.m.
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             Franklin Templeton Investor Services P.O. Box 997151,
                           Sacramento, CA 95899-9983
                        Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., pacific time
                Saturday 6:30 a.m. to 2:30 p.m., pacific time)

INVESTOR SERVICES

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AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in shares of the fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

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For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
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Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%.

NO EXCHANGES INTO THE FUND FROM OTHER FRANKLIN TEMPLETON FUNDS WILL BE
ACCEPTED.

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An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 26).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

SELLING SHARES

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You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell
$100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

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A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o    you are selling more than $100,000 worth of shares

o    you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES

                                TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------

[Insert graphic of hands        Contact your investment
shaking]                        representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE

----------------------------------------------------------------------
[Insert graphic of envelope]    Send written instructions and
BY MAIL                         endorsed share certificates (if you
                                hold share certificates) to Investor
                                Services. Corporate, partnership or
                                trust accounts may need to send
                                additional documents.

                                Specify the fund, the account number
                                and the dollar value or number of
                                shares you wish to sell. Be sure to
                                include all necessary signatures and
                                any additional documents, as well as
                                signature guarantees if required.

                                A check will be mailed to the
                                name(s) and address on the account,
                                or otherwise according to your
                                written instructions.

----------------------------------------------------------------------
[Insert graphic of phone]       As long as your transaction is for
BY PHONE                        $100,000 or less, you do not hold
1-800/632-2301                  share certificates and you have not
                                changed your address by phone within
                                the last 15 days, you can sell your
                                shares by phone.

                                A check will be mailed to the
                                name(s) and address on the account.
                                Written instructions, with a
                                signature guarantee, are required to
                                send the check to another address or
                                to make it payable to another person.

----------------------------------------------------------------------
[Insert graphic of three        You can call or write to have
lightning bolts]                redemption proceeds of $1,000 or
BY WIRE                         more wired to a bank or escrow
                                account. See the policies above for
                                selling shares by mail or phone.

                                Before requesting a bank wire,
                                please make sure we have your bank
                                account information on file. If we
                                do not have this information, you
                                will need to send written
                                instructions with your bank's name
                                and address, your bank account
                                number, the ABA routing number, and
                                a signature guarantee.

                                Requests received in proper form by
                                1:00 p.m. pacific time will be wired
                                the next business day.

----------------------------------------------------------------------
[Insert graphic of two arrows   Obtain a current prospectus for the
pointing in opposite            fund you are considering.
directions]
BY EXCHANGE                     Call Shareholder Services at the
                                number below or our automated
TeleFACTS(R)                      TeleFACTS system, or send signed
1-800/247-1753                  written instructions. See the
(around-the-clock               policies above for selling shares by
access)                         mail or phone.

                                If you hold share certificates, you
                                will need to return them to the fund
                                before your exchange can be
                                processed.
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

ACCOUNT POLICIES

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CALCULATING SHARE PRICE The fund calculates the net asset
value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund's NAV is calculated by dividing its net assets by the number of its shares outstanding.

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When you buy shares, you pay the offering price. The offering price is the
NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive statements that show your account transactions. You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund does not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o    The fund may refuse any order to buy shares.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

COMMISSION (%)                                          -
Investment under $50,000                             5.00
$50,000 but under $100,000                           3.75
$100,000 but under $250,000                          2.80
$250,000 but under $500,000                          2.00
$500,000 but under $1 million                        1.60
$1 million or more                             up to 1.00 1
12B-1 FEE TO DEALER                                  0.25

A dealer commission of up to 1% may be paid on NAV purchases by certain retirement plans1 and up to 0.25% on NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. DURING THE FIRST YEAR AFTER PURCHASE, DEALERS MAY NOT BE ELIGIBLE TO RECEIVE THE 12B-1 FEE.

QUESTIONS

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If you have any questions about the fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services 1-800/527-2020       5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.



FOR MORE INFORMATION

YOU CAN LEARN MORE ABOUT THE FUND IN THE FOLLOWING DOCUMENTS:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-5878189 P 09/99


o 189 SA-1

                      SUPPLEMENT DATED SEPTEMBER 15, 1999
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                         FRANKLIN MICROCAP VALUE FUND
                              dated March 1, 1999

The Statement of Additional Information is amended as follows:

 I. Under "Goal and Strategies":

  (a) the first two paragraphs are replaced with the following to reflect that the market capitalization of companies the fund primarily considers for investment will increase to $200 million from $100 million:

   The fund's principal investment goal is high total return, of which capital appreciation and income are components. This goal is fundamental, which means it may not be changed without shareholder approval. The fund also will seek income when consistent with the fund's goal. The fund normally will invest at least 65% of total assets in securities of companies with market capitalization under $200 million that the fund's manager believes are undervalued in the marketplace relative to underlying asset values and possess the potential for significant capital appreciation. The fund may invest up to 35% of its assets in securities of companies with similar characteristics but with market capitalization over $200 million.

   Under normal market conditions, the fund will invest at least 65% of its total assets in securities of companies with market capitalization under $200 million at the time of purchase and which, in the opinion of the manager, possess an opportunity for significant capital appreciation due to intrinsic values in excess of the current market price of such securities. The securities of these companies typically will be purchased at prices below the book value of the company. The manager, however, also will take into account a variety of other factors in order to determine whether to buy, and once purchased, whether to hold or sell the securities. In addition to book value, the manager may consider the following factors among others: valuable franchises or other intangibles; ownership of valuable trademarks or trade names; control of distribution networks or of market share for particular products; ownership of real estate the value of which is understated; underutilized liquidity and other factors that would identify the issuer as a potential takeover target or turnaround candidate.

  (b)  the  last  paragraph  of  the  section  "Investment   restrictions"  is
  replaced with the following:

   Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

 II. Under "Buying and Selling Shares":

  (a) the following paragraph is added after the first paragraph:

   For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

  (b) the following sentence is added at the end of the second paragraph:

   We may deduct any applicable banking charges imposed by the bank from your account.

  (c) the following items are added to the section "Waivers for investments from certain payments":

   o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

   o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

   o Distributions  from  an  existing   retirement  plan  invested  in  the
     Franklin Templeton Funds

  (d) the third, fourth and fifth paragraphs under "Dealer compensation" are replaced with the following:

   These breakpoints are reset every 12 months for purposes of additional purchases.

   Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

   In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin
   Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

  (e) the third item under "CDSC waivers" is replaced with the following:

   o Redemptions by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

  (f) the following sentence is added before the next to last sentence of the paragraph under "Redemptions in kind":

   Redemptions in kind are taxable transactions.



               Please keep this supplement for future reference.